Exhibit 32.2
Certification Pursuant to Section 1350 of Title 18 of the United States Code, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Brown & Brown, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I, R. Andrew Watts, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m or § 78o(d)); and
(2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 18, 2017

/s/ R. Andrew Watts
R. Andrew Watts
Executive Vice President, Chief Financial Officer and Treasurer